EXHIBIT 10.7

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                             LONG HAUL IRU AGREEMENT

         THIS LONG HAUL IRU AGREEMENT ("Agreement") is made and entered into as of the 2nd day of August, 2000, by and between LEVEL 3 COMMUNICATIONS, LLC, a Delaware limited liability company ("Grantor") and SAVVIS COMMUNICATIONS CORPORATION, a Delaware corporation ("Grantee").

                                    RECITALS

         A. Grantor intends to construct and/or is currently constructing a multi-conduit fiber optic communications system (the "Grantor System") as generally described and depicted on Exhibit "A" attached hereto.

         B. Grantor further intends to install within one of the conduits of the Grantor System a high fiber count fiber optic cable (the "Cable").

         C. Grantee desires to obtain the right to use the number of fibers and connecting those points identified in Exhibit "A" attached hereto.

         D. Grantor desires to grant to Grantee an indefeasible right to use the fibers and other facilities described herein, all upon and subject to the terms and conditions set forth below.

                                   ARTICLE 1.
                                   DEFINITIONS

1.01 "Acceptance Date" shall mean the date when Grantee delivers (or is deemed to have delivered) notice of acceptance of a Completion Notice with respect to a Segment in accordance with Article 8.

1.02 "Acceptance Testing" shall have the meaning set forth in Article 8.

1.03 "Affiliate" shall mean, with respect to any specified Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person ("control," "controlled by" and "under common control with" shall

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mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or credit arrangement, as trustee or executor, or otherwise).

1.04 "Associated Property" shall mean the tangible and intangible property needed for the use of the Grantee Fibers as permitted by this Agreement, including designated space in the Regeneration Facilities and Opamp Facilities, as and to the extent more particularly described in this Agreement, and including designated space in the Grantor Gateway Facilities as set forth in a separate agreement which shall be referred to as "General Terms and Conditions for Delivery of Service" and shall be based on the applicable terms and conditions as specified in the order for dark fiber colocation space and the terms contained in Exhibit C but excluding in any and all events any electronic and/or optronic equipment.

1.05 "Cable" shall have the meaning set forth in the Recitals.

1.06 "Completion Notice" shall have the meaning set forth in Section 8.02.

1.07 "Costs" shall mean the actual direct costs paid or payable in accordance with the established accounting procedures generally used by Grantor and which Grantor utilizes in billing third parties for reimbursable projects, including the following: (i) direct costs and out of pocket expenses on a direct pass-through basis, and (ii) thirty percent (30%) of the amount set forth in (i) above for internal labor costs, including wages, salaries, benefits and overhead.

1.08 "Dark Fiber" shall have the meaning set forth in Section 14.03.

1.09 "Design, Planning and Engineering Fee" shall be the fee set forth in Exhibit "B".

1.10 "Dispute Notice" shall have the meaning set forth in Article 23.

1.11 "Effective Date" shall have the meaning set forth in Section 5.01.

1.12 "Fiber Upgrade Notice" shall have the meaning set forth in Section 3.02.

1.13 "Force Majeure Event" shall have the meaning set forth in Article 18.

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1.14 "Governmental  Authority" shall mean any federal, state, regional,  county, city, municipal,  local, territorial,  or tribal government,  whether foreign or
domestic,  or  any  department,   agency,  bureau  or  other  administrative  or
regulatory body obtaining authority from any of the foregoing, including without limitation, courts, public utilities and sewer authorities.

1.15 "Grantee Delay Event" shall mean the failure of Grantee to timely observe and perform its obligations and agreements hereunder, which failure delays the construction and installation of the Grantor System with respect to one or more Segments.

1.16 "Grantee Fibers" shall have the meaning set forth in Article 3.

1.17 "Grantor Gateway Facilities" shall mean such facilities as may be mutually agreed upon between Grantor and Grantee which are owned, leased or otherwise used by Grantor to accommodate or house switch equipment, fiber optic transmission and/or associated ancillary equipment to serve as a switch terminal, transport concentrator, hub terminal or junction.

1.18 "Grantor System" shall have the meaning set forth in the Recitals.

1.19 "Impositions" shall mean all taxes, fees, levies, imposed duties, charges or withholdings of any nature (including without limitation ad valorem, real property, gross receipts, taxes and franchise, license and permit fees), together with any penalties, fines or interest thereon arising out of the transactions contemplated by this Agreement and/or imposed upon the Grantor System, or any part thereof, by any Governmental Authority. Notwithstanding anything to the contrary contained in this Agreement, Impositions shall not include any income taxes assessed on the net or gross income of Grantor and any of its Affiliates.

1.20 "Interconnection Points" shall have the meaning set forth in Section 9.01.

1.21 "IRU" shall have the meaning set forth in Article 3.

1.22 "IRU Fee" shall be the fee specified in Exhibit "B".

1.23 "Opamp  Facilities" shall mean facilities (as determined by Grantor's,

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and not  Grantee's,  use) to  optically  amplify lit fibers in the Cable as more particularly described in Exhibit "C".

1.24 "Person" shall mean any natural person, corporation, partnership, limited liability company, business trust, joint venture, association, company or Governmental Authority.

1.25 "Prime Rate" shall mean, as of any relevant date, the interest rate most recently published in the Money Rates Section of The Wall Street Journal. as the prime rate.

1.26  "Proprietary  Information"  shall  have the  meaning  set forth in Section
22.01.

1.27 "Recurring Charge" shall have the meaning set forth in Section 12.02.

1.28   "Regeneration   Facilities"  shall  mean  facilities  (as  determined  by
Grantor's, and not Grantee's, use) to regenerate the signal of lit fibers in the Cable as more particularly described in Exhibit "C".

1.29 "Relocating Authority" shall have the meaning set forth in Section 6.03.

1.30 "Required Rights" shall have the meaning set forth in Section 6.01.

1.31 "Ring" shall mean a group of Segments as delineated in Exhibit "A".

1.32 "Route Miles" shall mean, for each Segment, the actual number of route miles, or portion thereof, for such Segment as constructed.

1.33 "Scheduled Completion Date" shall mean, with respect to each Segment and subject to Force Majeure Events, the dates set forth on Exhibit "A".

1.34 "Segments" shall have the meaning set forth in Section 2.01.

1.35 "Segment End Points" shall have the meaning set forth in Section 2.01.

1.36 "System Route" shall have the meaning set forth in Section 2.01.

1.37 "Term" shall have the meaning set forth in Article 5.

                                   ARTICLE 2.
                                  SYSTEM ROUTE

2.01 The Grantor System will connect the points identified on Exhibit "A" attached hereto (each point identified on Exhibit "A" is herein called a "Segment End Point", the route between the applicable Segment End Points is herein called a "Segment", and all of the Segments together are herein called the "System Route").

2.02 The specific location of the System Route between Segment End Points is subject to change in the sole discretion of Grantor; however, the System Route will connect the Segment End Points for each Segment.

                                   ARTICLE 3.
                                  GRANT OF IRU

3.01 As of the Effective Date for each particular Segment of Grantee Fiber delivered by Grantor to Grantee hereunder, Grantor hereby grants to Grantee, and Grantee hereby acquires from Grantor (i) an exclusive indefeasible right of use in, for the purposes described herein, the number of fibers set forth in Exhibit "A" to be specifically identified in the Cable between the Segment End Points for such Segment (the "Grantee Fibers"); and (ii) an associated and non-exclusive indefeasible right of use, for the purposes described herein, in the Associated Property respecting such Segment, all upon and subject to the terms and conditions set forth herein (collectively the "IRU").

3.02 Grantee may, by written notice (a "Fiber Upgrade Notice") delivered to Grantor, inform Grantor that Grantee desires to purchase an IRU in additional fibers (whether of the same type as the Grantee Fibers or otherwise) either (a) along the same System Route as the Grantee Fibers, or (b) within planned extensions to the then-existing Grantor System. In the event that Grantor subsequently determines to install such additional fibers, then Grantor shall notify Grantee of such determination.

3.03 In the event that Grantee has delivered a Fiber Upgrade Notice and Grantor has received such notice prior to its determination to install additional fibers, Grantor and Grantee shall negotiate in good faith concerning Grantee's acquisition of a portion of such additional fibers (including negotiation of the additional IRU Fees due and payable by Grantee for the use of such additional fibers). The Term for use of any additional fibers shall be, unless otherwise agreed in writing by the parties, for a period which commences upon delivery of such additional fibers and which ends twenty
(20) years thereafter; provided, however, that to the extent such extended term requires Grantor to extend or renew a Required Right, Grantor shall have the right to increase the Recurring Charge in order to reflect, in Grantor's reasonable discretion, the pass through (on a pro rata basis based upon the number of fibers within the Grantor System) of any increase in the payments, fees, charges, costs or other expenses incurred or to be incurred by Grantor in connection with the extension or renewal of such Required Right. Notwithstanding anything else in this Agreement to the contrary, the failure of Grantor to notify Grantee of its determination to install additional fibers under Section 3.02, or the failure of the parties to successfully negotiate the terms of an IRU in such additional fibers, shall not constitute a default or breach of this Agreement hereunder and neither Grantee nor Grantor shall have any liability to the other for the performance, or the failure to perform, any obligations imposed under Sections 3.02 or 3.03 hereof.

                                   ARTICLE 4.
                                      FEES

4.01 Grantee agrees to pay, as compensation for Grantor's performance of incremental design, engineering, planning and development of the Grantee Fibers, the Design, Planning and Engineering Fee set forth in Exhibit "B".

4.02 Grantee further agrees to pay, as compensation for the use of the Grantee Fibers, the IRU Fee set forth in Exhibit "B".

4.03 In addition to the foregoing amounts, Grantee shall pay directly or reimburse Grantor for all other sums, costs, fees and expenses which are expressly provided to be paid by Grantee under this Agreement.

4.04 Grantor will send Grantee invoices for payments of all other sums, costs, fees and expenses owed by Grantee to Grantor hereunder and Grantee shall pay such invoiced amounts within thirty (30) days after receipt of such invoice by Grantee. Any sums not paid by Grantee when due shall bear interest at the Prime Rate plus two percent (2%).

4.05 All payments made by Grantee hereunder shall be made without any deduction for or on account of Canadian withholding taxes imposed by the Government of Canada or its Provinces. If Grantee were required by law to make any such deduction for Canadian withholding from any payment due hereunder to Grantor, then, notwithstanding anything to the contrary contained in this Agreement, Grantee shall pay separately an amount equal to the amount of Canadian tax withheld to Grantor.

4.06 Grantor and Grantee acknowledge and agree that Grantee shall be solely responsible for all transaction taxes, including without limitation all sales or use taxes, transfer taxes or stamp taxes that are legally imposed on Grantee in connection with fees payable under this Article 4. Grantee hereby agrees to indemnify Grantor from and against any such taxes that Grantor does not collect from Grantee due to Grantor's failure to enforce the collection of such taxes. In the event Grantor receives a valid and final assessment for failure to collect such taxes from Grantee, including any interest or penalties thereon, then Grantee shall reimburse Grantor for all amounts due by Grantor as taxes, interest and or penalties upon presentation of a valid and final assessment to Grantee. In this regard, Grantor and Grantee agree to use reasonable administrative and judicial remedies to ascertain the validity of the assessment issued against Grantor. The cost incurred in the pursuance of such administrative and judicial remedies, as applicable, will be shared equally by Grantor and Grantee.

                                   ARTICLE 5.
                                      TERM

5.01 The IRU with respect to each Segment shall become effective on the first day when both (i) the Acceptance Date with respect to the Grantee Fibers within a Segment has occurred and (ii) Grantor has received payment of all of the IRU Fee with respect to such Segment then due to Grantor hereunder (the "Effective Date"). Subject to the provisions of Article 19, the IRU with respect to the Grantee Fibers within each Segment shall terminate at the end of the twentieth
(20th) anniversary of the Effective Date (the "Term"). Grantee shall be permitted to extend the Term with respect to each Segment of Grantee Fibers that is part of a Ring so that the Term of all Segments within such Ring expire contemporaneously with the Term of the last Segment of Grantee Fibers comprising such Ring. In the event that Grantee desires to so extend the Term of any Segment of Grantee Fibers, Grantee shall (no sooner than 1 year nor later than 6 months prior to the expiration of the Term respecting such Segment of Grantee Fibers) deliver to Grantor written notice of its election to so extend the Term plus an additional IRU Fee (prorated for the duration of the extension allowed) to compensate for the extension of the Term (so that, as an example, if the term of a Segment of Grantee Fibers was extended by 1 year, the additional IRU Fee would be 1/20th of the amount of the IRU Fee for that Segment).

5.02 Upon the expiration of the Term respecting a Segment, all rights to the use of the Grantee Fibers therein shall revert to Grantor without reimbursement of any of the IRU Fee or other sums, costs, fees or expenses previously made with respect thereto, and from and after such time Grantee shall have no further rights or obligations hereunder with respect thereto unless such rights or obligations are specifically provided herein to survive the Term.

5.03 Subject to Article 19, this Agreement shall become effective on the date hereof and shall terminate on the date when all the Terms of the Segments shall have expired or terminated, except that those provisions of this Agreement which are expressly provided herein to survive such termination shall remain binding on the parties hereto.

                                   ARTICLE 6.
                                 REQUIRED RIGHTS

6.01 Grantor agrees to obtain and maintain in full force and effect for and during the Term of each Segment all rights, licenses, permits, authorizations, rights-of-way, easements and other agreements which are necessary for Grantor to obtain in order to permit Grantor to construct, install and keep installed, and maintain the Regeneration Facilities, Opamp Facilities and Grantee Fibers within such Segment in accordance with this Agreement and to convey the IRU in the Grantee Fibers to Grantee and all other rights under this Agreement pursuant to the IRU (collectively, the "Required Rights"). Grantee shall obtain, prior to the commencement of the Term, and maintain in full force and effect for and during the Term of each Segment all rights, licenses, permits, authorizations, franchises and other approvals which are necessary for Grantee to obtain in order to permit Grantor to grant the IRU to Grantee and for Grantee to use the Grantee Fibers.

6.02 In the event Grantor shall receive notice from any grantor or provider of a Required Right that Grantor has failed to observe or perform its obligations under such Required Right, and Grantor is not contesting in good faith the validity of such claimed or alleged failure, Grantor shall give written notice to Grantee and Grantee may, at its option (subject to the terms and provisions of the Required Right and the ability of third parties to cure defaults of Grantor thereunder), cure or correct such failure and Grantor shall reimburse Grantee for the costs and expenses incurred by Grantee in connection therewith.

6.03 If, after the Acceptance Date with respect to a Segment, Grantor is required (i) by any Governmental Authority under the power of eminent domain or otherwise, (ii) by the grantor or provider of any Required Right, (iii) by any other Person having the authority to so require (each a "Relocating Authority"), or (iv) by the occurrence of any Force Majeure Event, to relocate the Grantor System within such Segment or any portion thereof, Grantor shall have the right to either proceed with such relocation, including, but not limited to, the right, in good faith, to reasonably determine the extent and timing of, and methods to be used for, such relocation, or to pay such amounts to the Relocating Authority as are necessary to avoid the need for such relocation. Grantee shall be kept fully informed of all determinations made by Grantor in connection with such relocation, and any such relocation shall be constructed substantially in accordance with the construction specifications set forth in Exhibit "D", incorporate fiber meeting or exceeding the specifications set forth in Exhibit "E" and be subject to Acceptance Testing. Grantee shall reimburse Grantor for its proportionate share of the Costs (including Acceptance Testing and including amounts paid to a Relocating Authority to avoid relocation) related to such relocation (to the extent Grantor has not been reimbursed by the Relocating Authority) allocated to Grantee pro rata based on the number of Grantee Fibers and the total fiber count in the affected Segments of the Grantor System.

                                   ARTICLE 7.
                       CONSTRUCTION OF THE GRANTOR SYSTEM

7.01 Grantor will design, engineer, install and construct the Grantor System substantially in accordance with the construction specifications set forth in Exhibit "D", in a workmanlike manner and in accordance with industry standards and all applicable laws. Such responsibilities shall include, without limitation, preparation of construction drawings, materials specifications and materials requisitions. The Grantee Fibers and the conduit housing the Cable shall meet or exceed the fiber and conduit specifications set forth in Exhibit "E". Nothing contained herein shall prohibit Grantor from commencing construction of a portion of a Segment before Grantor has obtained all Required Rights necessary for all of such Segment.

7.02 Grantor will undertake the Acceptance Testing of each of the Segments.

7.03 Grantor will construct Regeneration Facilities and Opamp Facilities along the Grantor System as described in Exhibit "C". Grantee shall be provided with the use of space and power as specified in Exhibit "C", and shall pay the charges specified in Exhibit "C" in accordance with the terms hereof.

7.04 Occupancy by Grantee in any Grantor Gateway Facility shall be detailed in and shall be subject to the execution of the General Terms and Conditions for Delivery of Services. With respect to all Orders of space in Grantor Gateway Facilities placed within sixty (60) days after execution of this Agreement, Grantee shall be provided with the use of space and power as specified in Exhibit "C", and shall pay the charges specified in Exhibit "C" in accordance with the terms hereof.

7.05 Grantor and Grantee will consult with each other from time to time upon request to attempt to coordinate construction of the Grantor System with other network construction which may be undertaken by Grantee.

7.06 Subject to the terms and provisions of any applicable Required Right, Grantee shall have the right, but not the obligation, at Grantee's cost and expense on at least five (5) days prior written notice to Grantor, to inspect the construction of each Segment, including the installation, splicing and testing of the Grantee Fibers incorporated therein; provided that no inspection or failure to inspect by Grantee shall impair, modify or amend any of the representations, warranties, covenants and agreements of Grantor under this Agreement.

7.07 Notwithstanding anything to the contrary contained herein, Grantor may elect, at its option, to acquire any portion of the Grantor System from third parties (whether under a lease, sublease, indefeasible right of use, or otherwise) in lieu of constructing and installing the Grantor System respecting such portion; provided, any such acquired portion shall be or have been constructed substantially in accordance with the specifications and procedures required by this Agreement except for such deviations which do not, in the reasonable discretion of Grantor, materially diminish the utility, reliability or expected useful life of the Grantor System.

                                   ARTICLE 8.
                        ACCEPTANCE TESTING AND COMPLETION

8.01 Grantor shall test the Grantee Fibers in accordance with the procedures and standards specified in Exhibit "F" ("Acceptance Testing"). Acceptance Testing shall progress span by span along each Segment as cable splicing progresses, so that test results may be reviewed in a timely manner. Acceptance Testing shall include, but is limited to, (i) testing of the Grantee Fibers along a Segment,
(ii) if applicable, completion of any work or installation required for any Interconnection Point (which shall be limited to Wilmington, DE, Greensboro, NC, Chepachet, RI, Irvine, CA, Fresno, CA and Greenville, SC) along such Segment (provided Grantor has acquired all necessary building access agreements or other authorizations to perform such installation work and Grantee has acquired any additional authorizations as may be necessary for Grantor to perform such work at least sixty (60) days before the Scheduled Completion Date for such Segment) and (iii) if applicable, completion of any build-out (inclusive of power) required for the Grantor Gateway Facilities, Regeneration Facilities and Opamp Facilities by Grantor (provided Grantee has designated its space and power requirements at least sixty (60) days before the Scheduled Completion Date for such Segment). Grantee shall have the right, but not the obligation, at Grantee's cost and expense, to be present to observe the Acceptance Testing. Grantee shall be responsible for the timely designation of its space and power requirements for the facilities, acquisition of all necessary authorizations and completion of any work or installation required in order for it to place the Grantee Fibers into operation (and Grantee's failure to make such designations, acquire such authorizations or complete such work shall not be grounds for rejection of a Completion Notice). Grantor shall provide Grantee with a copy of such test results.

8.02 Upon the successful completion of Acceptance Testing respecting any Segment, Grantor shall provide written notice of same to Grantee (a "Completion Notice") and an invoice for the IRU Fee for such Segment. Grantor shall contemporaneously deliver a copy of the results of the Acceptance Testing for the entire Segment (if and to the extent that Grantor has not previously delivered same) and Grantee shall, within fifteen (15) days of receipt of the Completion Notice, either accept or reject the Completion Notice (Grantee shall be permitted to reject only if Grantee specifies a material failure of the Grantee Fibers to satisfy the requirements of this Agreement) by delivery of written notice to Grantor. In the event Grantee rejects the Completion Notice, Grantor shall promptly, and at no cost of Grantee, commence to remedy the defect or failure specified in Grantee's notice. Thereafter Grantor shall again conduct Acceptance Testing and (if successfully completed) provide Grantee a Completion Notice with respect to such Segment. The foregoing procedure shall apply again and successively thereafter until Grantor has remedied all defects or failures specified by Grantee. Any failure by Grantee to timely accept or reject a Completion Notice, or any use of the Grantee Fibers or Associated Property by Grantee for any purpose other than testing, shall be deemed to constitute acceptance for purposes of this Agreement and Grantee shall be deemed to have delivered a notice of acceptance upon such use or on the fifteenth day after delivery of the Completion Notice. Notwithstanding the foregoing, Grantor may send a separate Completion Notice for each Grantor Gateway Facility, Regeneration Facility and Opamp Facility located along a Segment.

                                   ARTICLE 9.
                             INTERCONNECTION POINTS

9.01 Grantee shall have the right to request that Grantor interconnect Grantee's communications system with the Grantee Fibers at the Segment End Points and such other points as are determined and designated by Grantor in its sole discretion during the design, engineering and permitting phases of construction ("Interconnection Points"). None of the Interconnection Points shall be in any portion of the Grantor System which transits Canada unless such interconnection can be accomplished in a fashion which, in Grantor's judgement, will not cause either Grantor or Grantee to be in violation of applicable laws or regulations

9.02 Grantor may route the Grantee Fibers through Grantor's space in any Grantor Gateway Facilities, Regeneration facilities or Opamp facilities, in Grantor's sole discretion; provided such routing shall not materially adversely affect Grantee's use of the Grantee Fibers or Associated Property hereunder and Grantor shall be responsible for all costs and expenses associated therewith.

9.03 Any work respecting the Grantor System or the Grantee Fibers required by Grantee, including (a) splicing of the Grantee Fibers, or (b) changes in the configuration or other changes relating to Grantee's space or racks within the Regeneration Facilities or Opamp Facilities as set forth in Exhibit "C", shall be undertaken only by Grantor at Grantee's request and shall be performed within a reasonable amount of time consistent with industry accepted practices; Grantee shall (except with respect to splicing and incidental work at Segment End Points (and such other points) as previously identified between the parties prior to the execution of this Agreement, the costs for which have been included in the payments due hereunder) reimburse Grantor for all Costs incurred in connection therewith, plus a management fee equal to thirty percent (30%) of such Costs. Grantee shall have no right to perform work on or otherwise physically access the Grantor System, except as expressly provided herein.

                                   ARTICLE 10.
                                   OPERATIONS

10.01 Subject to the access restrictions set forth in Article 9, Grantee shall (at its full cost and expense) have full and complete control and responsibility for determining any network and service configuration or designs, routing configurations, re-grooming, rearrangement or consolidation of channels or circuits and all related functions with regard to the use of the Grantee Fibers; provided, such control and responsibility by Grantee shall not adversely affect the use by any other Person of the Grantor System and/or any electronic or optronic equipment used by such Person in connection therewith.

10.02 Grantee acknowledges and agrees that except for the items included as a part of the Regeneration Facilities and Opamp Facilities as described on Exhibit "C", Grantor is not supplying nor is Grantor obligated to supply to Grantee any optronic or electronic equipment or related facilities, all of which are the sole responsibility of Grantee, nor is Grantor responsible for performing any work other than as specified in this Agreement.

10.03 Upon not less than one hundred twenty (120) days written notice from Grantor to Grantee with respect to "Operating Grantee Fibers" (as defined below), Grantor may, at its option substitute for the Grantee Fibers within any Segment or Segments, or any portions thereof, an equal number of alternative fibers within such Segment or portion thereof, provided that in such event, such substitution (i) shall be effected at the sole cost of Grantor, including, without limitation, all disconnect and reconnect costs, fees and expenses; (ii) shall be constructed substantially in accordance with the specifications and procedures set forth in Exhibit "D", incorporate fiber and conduit meeting or exceeding the specifications set forth in Exhibit "E", and be tested in accordance with the Acceptance Testing; (iii) shall not change any Segment End Points or other Interconnection Points; and (iv) Grantor shall use all reasonable good faith efforts to minimize any interruption in the operation of the Grantee Fibers. Substitution of Grantee Fibers shall not affect or extend the Term with respect to the fibers so substituted. For purposes of the foregoing, "Operating Grantee Fibers" shall mean Grantee Fibers which have been jumpered to Grantee's space or equipment within a Regeneration Facility, Opamp Facility or Segment End Point. Grantor may substitute Grantee Fibers which are not Operating Grantee Fibers at any time during the Term without notice to Grantee (provided that, in the event Grantor has substituted the Grantee Fibers, then at the time such Grantee requests that its fibers be jumpered to its space or equipment, the substituted

Grantee Fibers will be tested in accordance with the provisions of this Agreement).

                                   ARTICLE 11.
                  MAINTENANCE AND REPAIR OF THE GRANTOR SYSTEM

         From and after the Effective Date with respect to each Segment, the maintenance of the Grantor System within such Segment shall be provided in accordance with the maintenance requirements and procedures set forth in Exhibit "G" attached hereto. The costs of all Scheduled Maintenance (as defined in Exhibit "G") of the Grantee Fibers shall be borne by Grantor as a part of the Recurring Charge; however, Grantee shall reimburse Grantor for its proportionate share of the Costs of any Unscheduled Maintenance (as defined in Exhibit "G") (if but only if (i) the total Costs of such Unscheduled Maintenance exceeds five thousand dollars ($5,000.00) or (ii) Grantee is the sole user of the Cable), which Costs shall be allocated to Grantee pro rata based on the number of Grantee Fibers and the total fiber count in the affected portion of the Grantor System.

                                   ARTICLE 12.
                                RECURRING CHARGE

12.01 Grantor shall be responsible for the payment of the costs of Scheduled Maintenance of the Grantor System (as defined in Exhibit "G") and insurance premiums and rents associated with the Regeneration Facilities and Opamp Facilities.

12.02 In consideration of Grantor's responsibilities under Section 12.01, subject to the adjustments described in Section 12.03, Grantee shall pay to Grantor each year, with respect to each Segment, commencing with the Acceptance Date of such Segment and continuing until the expiration of the Term of the IRU with respect to such Segment shall have occurred, the product obtained when: (a) [**] is multiplied by (b) the number of Route Miles in such Segment (the "Recurring Charge").

12.03 The Recurring Charge shall be increased on each anniversary of the Acceptance Date of the first Segment in which Grantee will receive the IRU by the increase, if any, in the Consumer Price Index, All Urban Consumers (CPI-U), U.S. City Average, published by the United States Department of Labor, Bureau of Labor Statistics (1982-84 = 100), for the preceding twelve (12) month period. In the event such index shall cease to be computed or published, Grantor may, in its reasonable discretion, designate a successor index to be used in determining any increase to the Recurring Charge.

[**] CONFIDENTIAL TREATMENT REQUESTED

12.04 The Recurring Charge shall be paid each year by Grantee in twelve (12) equal installments due and payable on the first day of each month. In the event the Acceptance Date or expiration of the Term of a Segment occurs other than on the first day of the month, the Recurring Charge shall be prorated.

                                   ARTICLE 13.
                                   IMPOSITIONS

13.01 Grantor and Grantee acknowledge and agree that it is their mutual objective and intent to (i) minimize, to the extent feasible, the administrative expenses associated with and the aggregate Impositions payable with respect to the Grantor System and the Grantee Fibers and (ii) share such Impositions according to their respective interests in the Grantor System and the Cable, and that they will cooperate with each other and coordinate their mutual efforts to achieve such objectives in accordance with the provisions of this Article.

13.02 Grantor shall be responsible for and shall timely pay any and all Impositions with respect to the construction or operation of the Grantor System which Impositions are imposed or assessed prior to the Acceptance Date of a Segment. Notwithstanding the foregoing obligations, Grantor shall have the right to challenge any such Impositions so long as the challenge of such Impositions does not materially adversely affect the rights to be delivered to Grantee pursuant hereto.

13.03 Following the Acceptance Date for each Grantor System and except with respect to Impositions constituting ad valorem property taxes (which are addressed in Section 13.04 below), Grantor shall timely pay any and all Impositions imposed upon or with respect to each Grantor System. Upon receipt of a notice of any such Imposition, Grantor shall promptly notify Grantee of such Imposition and Grantee shall pay or reimburse Grantor for its proportionate share of such Imposition, which share shall be determined based upon Grantee's proportionate share of the total fiber count in the affected portion of the Grantor System under the terms of this Agreement.

13.04 Following the Acceptance Date for each Grantor System and except to the extent prohibited by applicable laws or regulations, Grantor shall separately file returns for and pay any and all ad valorem property taxes imposed on or assessed against the Grantor System, including the Grantee

Fibers. In lieu of direct reimbursement of such amounts, Grantee shall pay to Grantor an amount each year equal to the average Property Tax Basis (as defined below) times 1.75%, payable as of October 31 of that year. The initial Property Tax Basis for each Segment shall equal the sum of the amounts payable by Grantee to Grantor under Sections 4.01, 4.02, and 4.03 with respect to such Segment (the "Initial Segment Cost"). The Property Tax Basis will then be reduced by 1/15 of the Initial Segment Cost on each anniversary of the Acceptance Date for such Segment until the Property Tax Basis for such Segment reaches 20% of the Initial Segment Cost, at which point it will remain fixed for the remaining duration of the Term. The average Property Tax Basis for each Segment is the average of each day's Property Tax Basis for that Segment for that year, taking into account any adjustment on the anniversary of the Acceptance Date, and the amount to be multiplied by 1.75% above will be the sum of such average Property Tax Basis for all Segments that have been accepted by the end of the year. To the extent a Segment is accepted after October 31 of the year and no payment is made with respect to such Segment for that year, the amount will carry over and be included in the following year's payment. In the event that applicable laws or regulations require Grantee to file returns for and pay any or all ad valorem property taxes imposed on or assessed against the Grantee Fibers, Grantee shall do so. If Grantee's payment of such taxes relieves Grantor of the obligation to report and pay ad valorem property taxes with respect to the portion of the Grantee Fibers in such jurisdiction, then the amounts payable by Grantee to Grantor hereunder shall be reduced by the amount of such reduction in Grantor's ad valorem property tax liability (including any refund received by Grantor as a result of Grantee's payment), as determined reasonably by the parties

13.05 With respect to Section 13.04, Grantee may, at its sole option, separately file returns for and pay any and all ad valorem property taxes if applicable laws or regulations permit Grantee to file returns for and pay any and all ad valorem taxes; provided Grantee has notified Grantor of its intent to exercise such option on or before October 31 of the year preceding the year for which this option is exercised

13.06 Notwithstanding any provision herein to the contrary, Grantor shall have the right to contest any Imposition assessed against it, (including by nonpayment of such Imposition provided such nonpayment does not materially adversely affect the rights to be delivered to Grantee pursuant hereto). The out-of-pocket costs and expenses (including reasonable attorneys' fees) incurred by Grantor in any such contest shall be shared by

Grantor and Grantee in the same proportion as to which the parties would have shared in such Impositions, as they were originally assessed. Any refunds or credits resulting from a contest brought pursuant to this Section shall be divided between Grantor and Grantee in the same proportion as to which such refunded or credited Impositions were borne by Grantor and Grantee.

                                   ARTICLE 14.
                              USE OF GRANTOR SYSTEM

14.01 Grantee  represents  and warrants that it will use the Grantee  Fibers and
the  IRU  hereunder  in  compliance  with  all  applicable   government   codes,
ordinances, laws, rules and regulations.

14.02 Subject to the provisions of this Agreement, Grantee may use the Grantee Fibers and the IRU for any lawful purpose. Grantee acknowledges and agrees that it has no right to use any fibers, other than the Grantee Fibers, included or incorporated in the Grantor System, and that Grantee shall keep any and all of the Grantor System free from any liens, rights or claims of any third party attributable to Grantee.

14.03 Notwithstanding anything to the contrary contained in this Agreement, Grantee covenants and agrees that Grantee shall not, that Grantee shall have no right to, and that Grantor may enjoin Grantee from any attempt to, assign, sell, lease, sublease, transfer, grant an indefeasible right of use or other similar right or interest in the IRU or the Grantee Fibers to anyone as Dark Fiber for a period of four (4) years after the Acceptance Date for such Grantee Fibers. For purposes hereof, "Dark Fiber" shall mean fiber provided without electronic and/or optronic equipment and which is not "lit" or activated. Grantee shall not sublease or assign the right to use space in any Regeneration Facility or Opamp Facility without the prior written consent of Grantor.

14.04 Grantee shall not use the Grantee Fibers in a way which physically interferes in any way with or otherwise adversely affects the use of the fibers, cable or conduit of any other Person using the Grantor System.

14.05 Grantee and Grantor shall promptly notify each other of any matters pertaining to, or the occurrence (or impending occurrence) of, any event of which it is aware that could give rise to any damage or impending damage to or loss of the Grantor System.

14.06 Grantee and Grantor agree to cooperate with and support each other in complying with any requirements applicable to their respective rights and obligations hereunder by any Governmental Authority.

                                   ARTICLE 15.
                                 INDEMNIFICATION

15.01 Subject to the provisions of Article 16, Grantor hereby agrees to indemnify, defend, protect and hold harmless Grantee and its employees, officers and directors, from and against, and assumes liability for: (i) any injury, loss or damage to any Person, tangible property or facilities of any Person (including reasonable attorneys' fees and costs) to the extent arising out of or resulting from the negligence or willful misconduct of Grantor, its officers, employees, servants, Affiliates, agents, contractors, licensees, invitees and vendors arising out of or in connection with the performance or omission by Grantor of its obligations or the exercise by Grantor of its rights under this Agreement; and (ii) any claims, liabilities or damages arising out of any violation by Grantor of any regulation, rule, statute or court order of any Governmental Authority in connection with the performance or omission by Grantor of its obligations or the exercise by Grantor of its rights under this Agreement.

15.02 Subject to the provisions of Article 16, Grantee hereby agrees to indemnify, defend, protect and hold harmless Grantor, and its employees, officers and directors, from and against, and assumes liability for: (i) any injury, loss or damage to any Person, tangible property or facilities of any Person (including reasonable attorneys' fees and costs) to the extent arising out of or resulting from the negligence or willful misconduct of Grantee, its officers, employees, servants, Affiliates, agents, contractors, licensees, invitees and vendors arising out of or in connection with the performance or omission by Grantee of its obligations or the exercise by Grantee of its rights under this Agreement; and (ii) any claims, liabilities or damages arising out of any violation by Grantee of any regulation, rule, statute or court order of any Governmental Authority in connection with the performance or omission by Grantee of its obligations or the exercise by Grantee of its rights under this Agreement.

15.03 Grantor and Grantee agree to promptly provide each other with notice of any claim which may result in an indemnification obligation hereunder. The indemnifying party may defend such claim with counsel of its own choosing provided that no settlement or compromise of any such claim shall occur without the consent of the indemnified party, which consent shall not be unreasonably withheld or delayed.

15.04 Grantor and Grantee each expressly recognize and agree that its obligation to indemnify, defend, protect and save the other harmless is not a material obligation to the continuing performance of its other obligations, if any, hereunder. In the event that a party shall fail for any reason to so indemnify, defend, protect and save the other harmless, the injured party hereby expressly recognizes that its sole remedy in such event shall be the right to bring legal proceedings against the other party for its damages as a result of the other party's said failure to indemnify, defend, protect and save harmless. These obligations shall survive the expiration or termination of this Agreement.

15.05 Notwithstanding the foregoing provisions of this Article, to the extent Grantor is required under the terms and provisions of any Required Right to indemnify the grantor or provider thereof from and against any and all claims, suits, judgments, liabilities, losses and expenses arising out of service interruption, cessation, unreliability of or damage to the Grantor System, regardless of whether such claims, suits, judgments, liabilities, losses or expenses arise from the sole or partial negligence, willful misconduct or other action or inaction of such grantor or provider and its employees, servants, agents, contractors, subcontractors or other Persons using the property covered by such Required Right, Grantee hereby releases such grantor or provider from, and hereby waives, all claims, suits, judgments, liabilities, losses and expenses arising out of service interruption, cessation, unreliability of or damage to the Grantor System regardless of whether such claims, suits, judgments, liabilities, losses or expenses arise from the sole or partial negligence, willful misconduct or other action or inaction, of such grantor or provider or its employees, servants, agents, contractors, subcontractors or other Persons using the property covered by such Required Right.

                                   ARTICLE 16.
                             LIMITATION OF LIABILITY

Notwithstanding any provision of this Agreement to the contrary, neither party shall be liable to the other party for any special, incidental, indirect, punitive or consequential damages, or damages for lost revenue or lost profits, whether foreseeable or not, arising out of, or in connection with such party's failure to perform its respective obligations hereunder, including, but not limited to, loss of profits or revenue (whether arising out of transmission interruptions or problems, any interruption or degradation of service or otherwise), or claims of customers, whether occasioned by any construction, reconstruction, relocation, repair or maintenance performed by, or failed to be performed by, the other party or any other cause whatsoever, including breach of contract, breach of warranty, negligence, or strict liability, all claims for which damages are hereby specifically waived. Except as set forth in Section 15.05, nothing contained herein shall operate as a limitation on the right of either party hereto to bring an action for damages against any third party, including claims for indirect, special or consequential damages, based on any acts or omissions of such third party. In no event shall Grantor be liable to Grantee for any direct injury, loss or damages arising out of or resulting from any cause whatsoever to the extent such damages are in excess of the IRU Fee received from Grantee.

                                   ARTICLE 17.
                                    INSURANCE

17.01 During the term of this Agreement, each party shall obtain and maintain the following insurance: (i) Commercial General Liability including coverage for
(a) premises/operations, (b) independent contractors, (c) products/completed operations, (d) personal and advertising injury, (e) contractual liability, and
(f) explosion, collapse and underground hazards, with combined single limit of not less than $1,000,000.00 each occurrence or its equivalent; (ii) Worker's Compensation in amounts required by applicable law and Employer's Liability with a limit of at least $1,000,000.00 each accident; (iii) Automobile Liability including coverage for owned/leased, non-owned or hired automobiles with combined single limit of not less than $1,000,000.00 each accident; and (iv) any other insurance coverage required under or pursuant to the Required Rights.

17.02 During the term of this Agreement: (i) Grantee shall obtain and maintain "all risk" property insurance in an amount equal to the replacement cost of all electronic, optronic and other equipment utilized by Grantee in connection with the Grantee Fibers, and (ii) Grantor shall obtain and maintain "all risk" property insurance in an amount equal to the replacement cost of the Regeneration Facilities and Opamp Facilities.

17.03 Both parties expressly acknowledge that a party shall be deemed to be in compliance with the provisions of this Article if it maintains an approved self-insurance program providing for a retention of up to $1,000,000.00. If either party provides any of the foregoing coverage on a claims made basis, such policy or policies shall be for at least a three (3) year extended reporting or discovery period.

17.04 Unless otherwise agreed, all insurance policies shall be obtained and maintained with companies rated A or better by Best's Key Rating Guide and each party shall, upon request, provide the other party with an insurance certificate confirming compliance with the requirements of this Article.

17.05 Grantee and Grantor shall each obtain from the insurance companies providing the coverage required by this Agreement, the permission of such insurers to allow such party to waive all rights of subrogation and such party does hereby waive all rights of said insurance companies to subrogation against the other party, its affiliates, subsidiaries, assignees, officers, directors and employees. To the extent of each party's respective indemnification obligation, each party shall name the other party as an additional insured on their respective Commercial General Liability and Automobile Liability policies.

17.06 In the event either party fails to maintain the required insurance coverage and a claim is made or suffered, such party shall indemnify and hold harmless the other party from any and all claims for which the required insurance would have provided coverage.

17.07 Until the Effective Date for a Segment, Grantor shall bear all risk of loss of and damage or destruction to the Grantor System within such Segment. Commencing as of the Effective Date, any loss, damage or destruction of or to the Grantor System not otherwise required to be insured hereunder shall be treated for all purposes as Unscheduled Maintenance (as defined in Exhibit "G").

                                   ARTICLE 18.
                                  FORCE MAJEURE

         Except as may be otherwise specifically provided in this Agreement, neither party shall be in default under this Agreement if and to the extent that any failure or delay in such party's performance of one or more of its obligations hereunder is caused by any of the following conditions, and such party's performance of such obligation or obligations shall be excused and extended for and during the period of any such delay: act of God; fire; flood; fiber, cable, conduit or other material failures, shortages or unavailability or other delay in delivery not resulting from the responsible party's failure to timely place orders therefor; lack of or delay in transportation; government codes, ordinances, laws, rules, regulations or restrictions; war or civil disorder; failure of a third party to recognize a Required Right; any other cause beyond the reasonable control of such party and, in the case of Grantor, a Grantee Delay Event (each a "Force Majeure Event"). The party claiming relief under this Article shall notify the other in writing of the existence of the event relied on and the cessation or termination of said event.

                                   ARTICLE 19.
                                     DEFAULT

19.01 If (i) Grantee makes a general assignment for the benefit of its creditors, files a voluntary petition in bankruptcy or any petition or answer seeking, consenting to, or acquiescing in reorganization, arrangement, adjustment, composition, liquidation, dissolution or similar relief; (ii) an involuntary petition in bankruptcy, other insolvency protection against Grantee as filed and not dismissed with 120 days; or (iii) Grantee fails to observe and perform the terms and provisions of this Agreement and such failure continues for a period of thirty (30) days after written notice from Grantor (or if such failure is not susceptible of a cure within such thirty (30) day period, cure has not been commenced and diligently pursued thereafter to completion), then Grantor may (A) terminate this Agreement and the Term, in whole or in part, in which event Grantor shall have no further duties or obligations hereunder, and
(B) subject to Article 16, pursue any legal remedies it may have under applicable law or principles of equity relating to such default, including an action for damages, specific performance and/or injunctive relief.

19.02 If (i) Grantor makes a general assignment for the benefit of its creditors, files a voluntary petition in bankruptcy or any petition or answer seeking, consenting to, or acquiescing in reorganization, arrangement, adjustment, composition, liquidation, dissolution or similar relief; (ii) an involuntary petition in bankruptcy, other insolvency protection against Grantor as filed and not dismissed with 120 days; (iii) Grantor fails to observe and perform the terms and provisions of this Agreement and such failure continues for a period of thirty (30) days after written notice from Grantee (or if such failure is not susceptible of a cure within such thirty (30) day period, cure has not been commenced and diligently pursued thereafter to completion), then Grantee may, subject to Section 19.03 below, (A) terminate this Agreement and the Term, in whole or in part, in which event Grantee shall have no further duties or obligations hereunder, and (B) subject to Article 16, pursue any legal remedies it may have under applicable law or principles of equity relating to such default, including an action for damages, specific performance and/or injunctive relief.

19.03 If, other than as caused by a Force Majeure Event, Grantor has not delivered a Completion Notice (in good faith) respecting a Segment within one hundred eighty (180) days after the Scheduled Completion Date for the last Segment to be completed within such Ring, then, from and after such date and until the installation is completed, Grantee shall receive a credit of one percent (1.0%) off of the IRU Fee for such Segment (as liquidated damages and not as a penalty) for each month or partial month (prorated based on a thirty-day month) of delay thereafter; provided, however, that in no event shall the amount of the credit provided to Grantee hereunder be greater than six percent (6%). In the event Grantor fails to deliver the Grantee Fibers in a Segment within twelve (12) months after the Scheduled Completion Date for the last Segment to be completed within such Ring and otherwise in accordance with this Agreement, then either party shall have the right to terminate this Agreement and Grantor shall, upon such termination, pay Grantee a termination charge in the amount of one-third (1/3rd) of the IRU Fee that would otherwise be due and payable respecting such Segment, together with interest thereon (from and after the date of payment of the Design, Planning and Engineering Fee due under Section 4.01 hereof) at the Prime Rate plus two percent (2%). This Section sets forth the sole and exclusive remedies of Grantee respecting a failure of Grantor to complete installation of the Grantee Fibers within any Segment on or before the Scheduled Completion Date.

                                   ARTICLE 20.
                                   ASSIGNMENT

20.01 Grantee may not assign, encumber or otherwise transfer this Agreement to any other Person without the prior written consent of Grantor; provided, Grantee shall have the right, without the Grantor's consent, but with prior written notice to Grantor, to assign or otherwise transfer this Agreement (i) as collateral to any institutional lender of Grantee subject to the prior rights and obligations of the parties hereunder; and (ii) to any Affiliate of Grantee, or to any entity into which such party may be merged or consolidated or which purchases all or substantially all of the assets of Grantee; provided that Grantee shall not be released from its obligations hereunder. Any assignee or transferee shall continue to be subject to all of the provisions of this Agreement, (except that any lender referred to in clause (i) above shall not incur any obligations under this Agreement nor shall it be restricted from exercising any right of enforcement or foreclosure with respect to any related security interest or lien, so long as the purchaser in foreclosure is subject to the provisions of this Agreement).

20.02 Any and all increased payments to grantors or Required Right and any other additional fees, charges, costs or expenses which result under the Required Rights or otherwise as a result of any permitted assignment or transfer of this Agreement by Grantee shall be paid by Grantee.

20.03 This Agreement and each of the parties' respective rights and obligations under this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and each of their respective permitted successors and assigns.

20.04 Nothing contained in this Article shall be deemed or construed to prohibit Grantor from selling, transferring, leasing, licensing, granting indefeasible rights of use or entering into similar agreements or arrangements with other Persons respecting any fibers and conduit constituting a part of the Grantor System.

20.05 In the event that a portion of the Grantee Fibers are to be delivered in Canada, Grantor intends to assign such portion of this Agreement to an Affiliate of Grantor as is necessary to deliver such Grantee Fibers within Canada, and Grantor may cause such Affiliate to separately invoice Grantee for the performance of this Agreement allocable to Canada

                                   ARTICLE 21.
                         REPRESENTATIONS AND WARRANTIES

21.01 Each party represents and warrants that: (i) it has the full right and authority to enter into, execute and deliver this Agreement; (ii) it has taken all requisite corporate action to approve the execution, delivery and performance of this Agreement; (iii) this Agreement constitutes a legal, valid and binding obligation enforceable against such party in accordance with its terms, subject to bankruptcy, insolvency, creditors' rights and general equitable principles; and (iv) its execution of and performance under this Agreement shall not violate any applicable existing regulations, rules, statutes or court orders of any local, state or federal government agency, court or body.

21.02 Grantor represents and warrants that the Segments of the Grantor System that it will construct pursuant hereto will be designed, engineered, installed, and constructed substantially in accordance with the terms and provisions of this Agreement, any and all applicable building, construction and safety codes, as well as any and all other applicable governmental laws, codes, ordinances, statutes and regulations; provided Grantee's sole rights and remedies with respect to any breach of such representation shall be (i) to inspect the construction, installation and splicing of the Grantee Fibers incorporated in each Segment and to participate in the Acceptance Testing, during the course and at the time of the relevant construction, installation and testing periods for each Segment, as provided herein; (ii) if, during the course of such construction, installation and testing any deviation from the specifications set forth in Exhibits "C", "D" or "E" is discovered which is reasonably likely to materially adversely affect the operation or performance of the Grantee Fibers, the construction or installation of the affected portion of the Segment shall be repaired to such specification by Grantor at Grantor's sole cost and expense; and (iii) if, at any time prior to the date that is twelve
(12) months after the Acceptance Date, Grantee shall notify Grantor in writing of its discovery of a deviation from the specifications set forth in Exhibits "C", "D" or "E" which is reasonably likely to materially adversely affect the operation or performance of the Grantee Fibers, with respect to any Segment (which notice shall be given within thirty (30) days of such discovery) the construction or installation of the affected portion of such Segment shall be repaired to such specification by Grantor at Grantor's sole cost and expense.

21.03 Grantee acknowledges and agrees that Grantee's sole rights and remedies with respect to any defect in or failure of the Grantee Fibers to perform in accordance with the applicable vendor's or manufacturer's specifications with respect to the Grantee Fibers shall be limited to the particular vendor's or manufacturer's warranty. In the event any maintenance or repairs to the Grantor System are required as a result of a breach of any warranty made by any manufacturers, contractors or vendors, Grantor shall pursue all remedies against such manufacturers, contractors or vendors on behalf of Grantee, and Grantor shall reimburse Grantee's costs for any maintenance Grantee has incurred as a result of any such breach of warranty to the extent the manufacturer, contractor or vendor pays such costs.

21.04 EXCEPT AS SET FORTH IN THE FOREGOING SECTIONS 21.01 AND 21.02, GRANTOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE GRANTEE FIBERS OR THE GRANTOR SYSTEM, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR PARTICULAR PURPOSE, AND ALL SUCH WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED.

                                   ARTICLE 22.
                                 CONFIDENTIALITY

22.01 Grantor and Grantee hereby agree that if either party provides confidential or proprietary information to the other party ("Proprietary Information"), such Proprietary Information shall be held in confidence, and the receiving party shall afford such Proprietary Information the same care and protection as it affords generally to its own confidential and proprietary information (which in any case shall be not less than reasonable care) in order to avoid disclosure to or unauthorized use by any third party. The parties acknowledge and agree that all information disclosed by either party to the other in connection with or pursuant to this Agreement shall be deemed to be Proprietary Information, provided that verbal information is indicated as being confidential or proprietary when given and promptly confirmed in writing as such thereafter. All Proprietary Information, unless otherwise specified in writing, shall remain the property of the disclosing party, shall be used by the receiving party only for the intended purpose, and such written Proprietary Information, including all copies thereof, shall be returned to the disclosing party or destroyed after the receiving party's need for it has expired or upon the request of the disclosing party. Proprietary Information shall not be reproduced except to the extent necessary to accomplish the purpose and intent of this Agreement, or as otherwise may be permitted in writing by the disclosing party.

22.02 The foregoing provisions of Section 22.01 shall not apply to any Proprietary Information which (i) becomes publicly available other than through the disclosing party; (ii) is required to be disclosed by a governmental or judicial law, order, rule or regulation; (iii) is independently developed by the receiving party; or (iv) becomes available to the receiving party without restriction from a third party.

22.03 Notwithstanding Sections 22.01 and 22.02 either party may disclose Proprietary Information to its employees, agents, lenders, funding partners and legal and financial advisors and providers to the extent necessary or appropriate in connection with the negotiation and/or performance of this Agreement or in obtaining financing, provided that each such party is notified of the confidential and proprietary nature of such Proprietary Information and is subject to or agrees to be bound by similar restrictions on its use and disclosure.

22.04 Neither party shall issue any public announcement or press release relating to the execution of this Agreement without the prior approval of the other party, which approval shall not be unreasonably withheld.

22.05 In the event either party shall be required to disclose all or any part of this Agreement in, or attach all or any part of this Agreement to, any regulatory filing or statement, each party agrees to discuss and work cooperatively, in good faith, with the other party, to protect, to the extent possible, those items or matters which the other party deems confidential and which may, in accordance with applicable laws, be deleted therefrom.

22.06 The provisions of this Article shall survive expiration or termination of this Agreement.

                                   ARTICLE 23.
                               DISPUTE RESOLUTION

         If the parties are unable to resolve any dispute arising under or relating to this Agreement, the parties shall resolve such disagreement or dispute as follows:

                  (i) Either party may refer the matter to management-level representatives of the parties by written notice to the other party (the "Dispute Notice"). Within fifteen (15) days after delivery of the Dispute Notice such representatives of both parties shall meet at a mutually acceptable time and place to exchange all relevant information in an attempt to resolve the dispute.

                  (ii) If the matter has not been resolved within thirty (30) days after delivery of the Dispute Notice, or if such officers fail to meet within fifteen (15) days after delivery of such Dispute Notice, either party may initiate mediation in accordance with the procedures set forth in (iii) below. All negotiations conducted by such officers shall be confidential and shall be treated as compromise and settlement negotiations for purposes of federal and state rules of evidence.

                  (iii) If such representatives are unable to resolve the dispute or have failed to meet, the parties agree to participate in a non-binding mediation procedure as follows: (A) a mediator will be selected by having counsel for each party agree on a single person to act as mediator. The parties' counsel, as well as up to three (3) representatives of each of the parties, will appear before the mediator at a time and place determined by the mediator, but not more than sixty
         (60) days after delivery of the Dispute Notice. The fees of the mediator and other costs of the mediation will be shared equally by the parties. (B) Each party will present a review of the matter and its position with respect to such matter. At the conclusion of both presentations the parties may ask questions of each other. Either party may abandon the mediation procedure at the end of the presentation and question periods and the mediation procedure shall not be binding on either party.

                  (iv) If the matter is not resolved after applying the mediation procedure set forth above, or if either party refuses to take part in the mediation process, the parties may initiate legal proceedings to resolve their dispute.

                                   ARTICLE 24.
                                     NOTICES

         All notices or other communications which are required or permitted herein shall be in writing and sufficient if delivered personally, sent by facsimile transmission followed by another form of written notification which is capable of providing proof of delivery, sent by prepaid overnight air courier, or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

         IF TO GRANTOR:

                                    Level 3 Communications, LLC
                                    1025 Eldorado Blvd.
                                    Broomfield, CO 80021
                   Attn: VP, Transmission and Special Services
                               Fax: (720) 888-5255

                                    with a copy to:

                                    Level 3 Communications, LLC
                                    1025 Eldorado Blvd.
                                    Broomfield, CO 80021
                                    Attn: General Counsel
                                    Fax:  (720) 888-5127


         IF TO GRANTEE:            SAVVIS Communications Corporation
                                    450 South Hamilton Street
                                    Painted Post, NY 14870
                                    Fax:  607.962.5687
                 Attn: Senior VP -  Strategic Network Development

           with a copy to:          SAVVIS Communications Corporation
                                    717 Office Parkway
                                    St. Louis, MO 63141
                                    Attn: Vice President - General Counsel
                                    Fax:  314.468.7550


or at such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such communication shall be deemed to have been given when delivered if delivered personally, on the same day as facsimile transmission (or the first business day thereafter if faxed on a Saturday, Sunday or legal holiday), on the business day after dispatch if sent by overnight air courier, or on the third business day after posting if sent by mail.

                                   ARTICLE 25.
                           ENTIRE AGREEMENT; AMENDMENT

         This Agreement constitutes the entire and final agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to the subject matter hereof, which are of no further force or effect. The Exhibits referred to herein are integral parts hereof and are hereby made a part of this Agreement. This Agreement may only be modified or supplemented by an instrument in writing executed by a duly authorized representative of each party. The parties acknowledge that Grantee shall obtain financing for the capital costs of this Agreement with certain financing parties. The Grantor acknowledges that Grantee has no liability under this Agreement until it has closed such financing of its capital costs as reflected on Exhibit "B" to this Agreement. Grantee shall give written notice to Grantor upon closing such financing. Notwithstanding anything herein to the contrary, Grantor may elect to terminate this Agreement without any liability or further obligations if Grantee has failed to close such financing and notify Grantor thereof by August 11, 2000.

                                   ARTICLE 26.
                           RELATIONSHIP OF THE PARTIES

         The relationship between Grantee and Grantor shall not be that of partners, agents, or joint venturers for one another, and nothing contained in this Agreement shall be deemed to constitute a partnership or agency agreement between them for any purposes, including but not limited to federal income tax purposes.

                                   ARTICLE 27.
                                  COUNTERPARTS

         This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument.

                                   ARTICLE 28.
                  CONSTRUCTION AND INTERPRETATION OF AGREEMENT

         The language in all parts of this Agreement shall in all cases be construed simply, as a whole and in accordance with its fair meaning and not strictly for or against any party. The parties hereto acknowledge and agree that this Agreement has been negotiated by the parties and has been the subject of arm's length and careful negotiation over a considerable period of time, that each party has been given the opportunity to independently review this Agreement with legal counsel, and that each party has the requisite experience and sophistication to understand, interpret and agree to the particular language of the provisions hereof. Accordingly, in the event of an ambiguity in or dispute regarding the interpretation of this Agreement, this Agreement shall not be interpreted or construed against the party preparing it.

                                   ARTICLE 29.
                                   ENFORCEMENT

         If any term or provision of this Agreement, the deletion of which would not adversely affect the receipt of any material benefit by either party hereunder, shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby and each other term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. It is the intention of the parties to this Agreement, and the parties hereto agree, that in lieu of each clause or provision of this Agreement that is illegal, invalid or unenforceable, the court shall supply as a part of this Agreement an enforceable clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible.

IN WITNESS WHEREOF, Grantor and Grantee have executed this Agreement as of the date first above written.

                       LEVEL 3 COMMUNICATIONS, LLC, a
                       Delaware limited liability company


                       By:      /s/ Steven M. Gallant
                                ------------------------------------------------
                       Name:    Steven M. Gallant
                       Title:   Vice President and General Counsel


                       SAVVIS COMMUNICATIONS CORPORATION, a Delaware corporation


                       By:      /s/ Neil Eckstein
                                ------------------------------------------------
                       Name:    Neil Eckstein
                       Title:   Vice President and General Counsel

                                   Exhibit "A"
               Segment Descriptions and Scheduled Completion Dates

             ------------------------------------------------------------------------------
             SEGMENT NAME                     GRANTEE FIBER    ROUTE        SCHEDULED
                                                  COUNT        MILES     COMPLETION DATE*
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             RING 1
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------

             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             New York - Stamford                    1            45          10/15/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Stanford - Hartford                    1            93          12/27/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Hartford - Providence                  1            62           3/6/01
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Providence - Boston                    1            66          3/13/01
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Boston - Albany                        1           180          2/26/01
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Albany - Montreal                      1           238          9/12/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Montreal - Ottawa                      1           102          9/19/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Ottawa - Toronto                       1           254          10/15/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Toronto - Buffalo                      1           125          10/8/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Buffalo - Cleveland                    1           196          2/21/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Cleveland - Pittsburgh                 1           162           2/6/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Pittsburgh - Washington D.C.           1           267          2/15/01
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Washington D.C. - Baltimore            1            72          11/30/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Baltimore - Wilmington                 1            76           9/1/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Wilmington - Philadelphia              1            34           9/6/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Philadelphia - Princeton               1            52           3/5/01
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Princeton - Newark                     1            35           3/5/01
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Newark - New York                      1            16          10/27/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------


             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             RING 2
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------

             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Washington D.C. - Richmond             1           125          11/30/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Richmond - Raleigh                     1           170          10/27/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Raleigh - Charlotte                    1           207          10/30/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Charlotte - Atlanta                    1           257          10/25/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Atlanta - Nashville                    1           391          12/10/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Nashville - Louisville                 1           229          10/15/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Louisville - Cincinnati                1           126          9/16/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Cincinnati - Indianapolis              1           114          9/22/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Indianapolis- Chicago                  1           241          9/22/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Chicago - Detroit                      1           321          1/30/01
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Detroit - Cleveland                    1           191          1/30/01
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Cleveland - Akron                      1            41           2/6/01
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Akron - Pittsburgh                     1           121           2/6/01
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Pittsburgh - Washington D.C.           1           267          2/15/01
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------


             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             RING 3
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------

             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Chicago - St. Louis                    1           299          10/24/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             St. Louis - Kansas City                1           300          10/13/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Kansas City - Omaha                    1           206         Completed
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Omaha - Denver                         1           540         Completed
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Denver - Stratford                     1           359           9/9/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Stratford - Fort Worth                 1           422         Completed
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Fort Worth - Dallas                    1            30         Completed
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Dallas - Memphis                       1           504           9/8/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Memphis - Nashville                    1           253          9/21/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Nashville - Louisville                 1           229          10/15/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Louisville - Cincinnati                1           126          9/16/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Cincinnati - Indianapolis              1           114          9/22/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Indianapolis - Chicago                 1           241          9/22/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------


             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             RING 4
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------

             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Denver - Stratford                     1           359           9/9/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Stratford - El Paso                    1           472           9/4/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             El Paso - Phoenix                      1           418          9/30/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Phoenix - San Diego                    1           359          1/15/01
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             San Diego - Los Angeles                1           158          12/22/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Los Angeles - San Bernardino           1            69           1/8/01
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             San Bernardino - Las Vegas             1           227          3/11/01
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Las Vegas - Salt Lake City             1           485          12/11/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Salt Lake City - Denver                1           603          12/11/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------


             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             RING 5
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------

             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Atlanta - Jacksonville                 1           334          12/31/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Jacksonville - Orlando                 1           143          11/6/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Orlando - Miami                        1           253          11/6/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Miami - Tampa Bay                      1           290          10/5/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Tampa Bay - New Orleans                1           725          12/31/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             New Orleans - Houston                  1           363          11/16/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Houston - Dallas                       1           248         Completed
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Dallas - Memphis                       1           504           9/8/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Memphis - Nashville                    1           253          9/21/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Nashville - Atlanta                    1           391          12/10/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------


             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             RING 6
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------

             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Dallas - Houston                       1           248         Completed
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Houston - San Antonio                  1           217         Completed
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             San Antonio - Austin                   1            79         Completed
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Austin - Fort Worth                    1           208         Completed
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Fort Worth - Dallas                    1            30         Completed
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------


             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             RING 7
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------

             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Salt Lake City - Seattle               1           897          12/11/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Seattle - Portland                     1           188          11/10/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Portland - Sacramento                  1           657          1/25/01
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Sacramento - Oakland                   1            85          12/3/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Oakland - San Francisco                1            9           2/14/01
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             San Francisco - San Jose               1            43           1/5/01
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             San Jose - San Luis Obispo             1           199           1/8/01
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             San Luis Obispo - Los Angeles          1           222          1/17/01
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Los Angeles - San Bernardino           1            69           1/8/01
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             San Bernardino - Las Vegas             1           227          3/11/01
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Las Vegas - Salt Lake City             1           485          12/11/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
                                                    1
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------


             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             RING 8                                 1
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
                                                    1
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             San Francisco - San Jose               1            43           1/5/01
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             San Jose - San Luis Obispo             1           199           1/8/01
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             San Luis Obispo - Los Angeles          1           222          1/17/01
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Los Angeles - San Bernardino           1            69           1/8/01
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             San Bernardino - Sacramento            1           473          1/21/01
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Sacramento - Oakland                   1            85          12/3/00
             ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------
             Oakland - San Francisco                1            9           2/14/01
             ------------------------------------------------------------------------------

* For all Segments identified as "Completed" or all Segments for which the Scheduled Completion Date is less than ninety (90) days from the execution date of this Agreement, the Scheduled Completion Date shall be ninety (90) days after execution of this Agreement.

The Segment End Point for each Segment listed above shall be contained in the Grantor Gateway Facility within each such city, and the Grantee Fibers shall be terminated via an optical cross connect ("OSX") within each such Gateway Facility. Except in cases where Grantee connects to other equipment colocated within such Gateway Facility, or to other networks which are connected to such Gateway Facility, the Grantee Fibers will be cross connected (via fiber jumpers) into the Grantee Fibers terminating at an OSX within the same Gateway Facility.

Within each Regeneration Facility or Opamp Facility, Grantor shall (at Grantee's request) provide a jumper from the OSX where the Grantee Fibers terminate to the Grantee's space within such facility. Grantee shall be responsible for completing the connection to its equipment within such facility.

                                   Exhibit "B"
                                      Fees

A.   The Design, Planning and Engineering Fee.

The Design, Planning and Engineering Fee shall be [**], and shall be due and payable no later than five (5) days after obtaining board approval and closing financing as set forth in Article 25.

B.   The IRU Fee.

The IRU Fee for the use of the Grantee Fibers shall be [**], allocated on a Segment by Segment basis as follows:

           ------------------------------------------------------------------------------
                         SEGMENT NAME                             IRU FEE
           ------------------------------------------------------------------------------

           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           RING 1
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------

           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           New York - Stamford                                     [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Stamford - Hartford                                     [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Hartford - Providence                                   [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Providence - Boston                                     [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Boston - Albany                                         [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Albany - Montreal                                       [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Montreal - Ottawa                                       [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Ottawa - Toronto                                        [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Toronto - Buffalo                                       [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Buffalo - Cleveland                                     [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Cleveland - Pittsburgh                                  [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Pittsburgh - Washington D.C. $[**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Washington D.C. - Baltimore                             [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Baltimore - Wilmington                                  [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Wilmington - Philadelphia                               [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------


[**] CONFIDENTIAL TREATMENT REQUESTED


           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Philadelphia - Princeton                                [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Princeton - Newark                                      [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Newark - New York                                       [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------

           ------------------------------------------------------------------------------
           RING 2
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------

           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Washington D.C. - Richmond                              [**]
           ------------------------------------------------------------------------------
           Richmond - Raleigh                                      [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Raleigh - Charlotte                                     [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Charlotte - Atlanta                                     [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Atlanta - Nashville                                     [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Nashville - Louisville                                  [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Louisville - Cincinnati                                 [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Cincinnati - Indianapolis                               [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Indianapolis- Chicago                                   [**]
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           ------------------------------------------------------------------------------
           Chicago - Detroit                                       [**]
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           ------------------------------------------------------------------------------
           Detroit - Cleveland                                     [**]
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           ------------------------------------------------------------------------------
           Cleveland - Akron                                       [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Akron - Pittsburgh                                      [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Pittsburgh - Washington D.C.                            [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------


[**] CONFIDENTIAL TREATMENT REQUESTED


           ------------------------------------------------------------------------------
           RING 3
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------

           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Chicago - St. Louis                                     [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           St. Louis - Kansas City                                 [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Kansas City - Omaha                                     [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Omaha - Denver                                          [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Denver - Stratford                                      [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Stratford - Fort Worth                                  [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Fort Worth - Dallas                                     [**]
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           ------------------------------------------------------------------------------
           Dallas - Memphis                                        [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Memphis - Nashville                                     [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Nashville - Louisville                                  [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Louisville - Cincinnati                                 [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Cincinnati - Indianapolis                               [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Indianapolis - Chicago                                  [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------

           ------------------------------------------------------------------------------
           RING 4
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------

           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Denver - Stratford                                      [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Stratford - El Paso                                     [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           El Paso - Phoenix                                       [**]
           ------------------------------------------------------------------------------

           Phoenix - San Diego                                     [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           San Diego - Los Angeles                                 [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Los Angeles - San Bernardino                            [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           San Bernardino - Las Vegas                              [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Las Vegas - Salt Lake City                              [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Salt Lake City - Denver                                 [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------


[**] CONFIDENTIAL TREATMENT REQUESTED


           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           RING 5
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------

           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Atlanta - Jacksonville                                  [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Jacksonville - Orlando                                  [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Orlando - Miami                                         [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Miami - Tampa Bay                                       [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Tampa Bay - New Orleans                                 [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           New Orleans - Houston                                   [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Houston - Dallas                                        [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Dallas - Memphis                                        [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Memphis - Nashville                                     [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Nashville - Atlanta                                     [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------

           ------------------------------------------------------------------------------
           RING 6
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------

           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Dallas - Houston                                        [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Houston - San Antonio                                   [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           San Antonio - Austin                                    [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Austin - Fort Worth                                     [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Fort Worth - Dallas                                     [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------

[**] CONFIDENTIAL TREATMENT REQUESTED


           ------------------------------------------------------------------------------
           RING 7
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------

           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Salt Lake City - Seattle                                [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Seattle - Portland                                      [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Portland - Sacramento                                   [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Sacramento - Oakland                                    [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Oakland - San Francisco                                 [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           San Francisco - San Jose                                [**]
           ------------------------------------------------------------------------------

           San Jose - San Luis Obispo                              [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           San Luis Obispo - Los Angeles                           [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Los Angeles - San Bernardino                            [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           San Bernardino - Las Vegas                              [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Las Vegas - Salt Lake City                              [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------

           ------------------------------------------------------------------------------
           Ring 8
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------

           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           San Francisco - San Jose                                [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           San Jose - San Luis Obispo                              [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           San Luis Obispo - Los Angeles                           [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Los Angeles - San Bernardino                            [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           San Bernardino - Sacramento                             [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Sacramento - Oakland                                    [**]
           ------------------------------------------------------------------------------
           ------------------------------------------------------------------------------
           Oakland - San Francisco                                 [**]
           ------------------------------------------------------------------------------


[**] CONFIDENTIAL TREATMENT REQUESTED

For all Segments contained within a Ring (except for the last Segment to be completed within such Ring), Grantor will send Grantee an invoice for payment of the allocated IRU Fee for each Segment and Grantee shall pay such invoiced amount on the later of (i) thirty (30) days after the Acceptance Date for each such Segment or (ii) the date that is sixty (60) days prior to the Scheduled Completion Date for the last Segment within such Ring. For the last Segment to be completed within each Ring, Grantor will send Grantee an invoice for payment of the allocated IRU Fee and Grantee shall pay such invoiced amount within thirty (30) days after the Acceptance Date for such Segment. Notwithstanding the foregoing, to the extent Grantor completes all Segments contained within a Ring prior to the Scheduled Completion Date for the last Segment to be completed within such Ring, then Grantor shall invoice Grantee for payment of the allocated IRU Fee for all such Segments and Grantee shall pay such amounts within thirty (30) days after the Acceptance Date for the last Segment to be completed within such Ring.

C.   Other Fees.

Additional IRU Fees shall be due and payable with respect to the use of Regeneration Facilities and Opamp Facilities as set forth in Exhibit "C" concurrently with the payment for the applicable Segment.


                     [**] CONFIDENTIAL TREATMENT REQUESTED

                                   Exhibit "C"
           Regeneration Facilities and Opamp Facilities Specifications

The following section delineates the general specifications for the Regeneration Facilities and Opamp Facilities forming a part of the Grantor System. Grantor may deviate from the specifications set forth herein, provided that such deviation does not materially and adversely impact the utility, operation or expected useful life of the Grantor System. Grantor may further deviate from these specifications in those instances where either (i) strict compliance is impractical due to physical (including environmental) conditions, right-of-way issues or code restrictions, or (ii) Grantor has acquired a portion of the Grantor System from a third party.

Grantor will install modular, prefabricated structures approximately 80 - 100 kilometers apart, along the System Route, to house DC power plants and the telecom infrastructure for the installation and operation of regeneration electronic and optronic equipment for the Grantor System.

The facilities will be equipped with a minimum of 200amp 120/208 volt electrical services.

The entire site including the structure will be secured within a chain link fenced area where permitted. The structures will be placed on a structural concrete slab with gravel surrounding the outer perimeter.

The following are the general specifications of the facilities and support equipment.

         o Standard production, pre-manufactured, concrete reinforced buildings with rebar. All doorframes are to be cast into the concrete panels for added security and to prevent water leakage around the frame.
         o        Facilities will be equipped with HVAC units. There will be two units installed at each facility for HVAC redundancy.
         o        The facility  sites will be equipped  with an external  backup generator. The generator fuel tanks will have an approximately 48 hour-fuel capacity. As part of the normal maintenance, the generator will be exercised on a monthly basis, running on a load bank for a minimum of fifteen (15) minutes. There will be an

                  Automatic Transfer Switch for the automatic start-up of the generator in the event of a primary power loss.
         o        Fire extinguishers will be provided within the facilities.
         o The facilities will have grounding system termination bars terminated to either the main electrical system ground and /or driven ground rod.
         o The facilities will be equipped with A/C duplex isolated outlets for test equipment and miscellaneous use. Such outlets will be placed as needed around the perimeter walls.
         o The facilities will have sufficient lighting on the interiors as well as the exteriors.
         o Grantor will not be responsible for installation in the customer space of relay racks, but will install a single tier 12" ladder rack system. The ladder rack will be used for DC power distribution and with attached angle clips for signal cable distribution.
         o Grantor shall provide a level of - 48 volt DC power (specified by Grantee) which shall not exceed 150 amps for the operation of Grantee's equipment within each Regeneration Facility and Opamp Facility.
         o The fiber cable through the facility will enter and exit within the Grantor space and terminate at Grantor's OSX. Fiber will then be brought over to the customer space via a fiber guide.
         o All entry and exits and environmental systems will be monitored remotely on a twenty-four hour basis.

Grantee will be responsible for monitoring its own power plant and regeneration equipment.

Grantee Space Requirements:

Grantee shall provide Grantor with written notice within sixty (60) days following execution of this Agreement specifying the amount of space it wishes to utilize in each Regeneration Facility, Opamp Facility and Grantor Gateway Facility within each Segment where Grantee is receiving Grantee Fibers. The parties will work together, subject to current availability, to determine the amount of space needed for Grantee. In the event that such notice is not received by Grantor within such period, then Grantee shall be deemed to have accepted for the Term sufficient space to accommodate three

(3) racks within each Regeneration Facility and two (2) racks within each Opamp Facility. Provided that the facility is accepted and payment is made by Grantee, the facility is available for service (as defined by Grantor), and all related terms and conditions are met, Grantee may access such facilities in advance of the Effective Date for the associated Segment.

The IRU Fee for space in the Regeneration Facilities and Opamp Facilities is as follows:

                  IRU Fee                            Space

                  [**] one-time payment              Per square foot

                  [**] one-time payment              Per rack

                                              or

                  [**] per month                     Per rack

If the monthly payment option is selected for space in the Regeneration Facilities and Opamp Facilities, then the monthly IRU Fee shall be increased on each anniversary of the Acceptance Date of the Segment in which Grantee will receive the IRU by the increase, if any, in the CPI-U for the preceding twelve
(12) month period. In the event such index shall cease to be computed or published, Grantor may, in its reasonable discretion, designate a successor index to be used in determining any increase to the monthly IRU Fee.

The IRU Fees set forth above shall be due and payable at the same times and in accordance with the same procedures as set forth in the Agreement (so that the IRU Fee for each Regeneration Facility and Opamp Facility located along a Segment shall be due and payable at the same time as the Grantee Fibers for such Segment).

In the event Grantee determines that it will require more space for the Grantee Fibers than previously requested by Grantee or allocated by Grantor pursuant hereto, Grantor will, subject to availability and Grantor's own business needs and requirements, determined in Grantor's sole discretion, upon the request of Grantee, provide Grantee during the Term with additional shared space sufficient for the placement of additional equipment.


[**] CONFIDENTIAL TREATMENT REQUESTED

If such request for additional space is made in connection with the purchase of additional fiber, then Grantor shall promptly notify Grantee of the availability of additional space and, if such space is available, Grantee shall pay for fifty percent (50%) of the cost of such space within thirty (30) days after receipt of an invoice from Grantor and the remaining fifty percent (50%) of the cost of such space upon the Acceptance Date of the relevant Segment of Grantee Fibers. In the event Grantee requests additional space only (i.e. not in connection with the purchase of additional fiber), then Grantor shall notify Grantee within forty-five (45) days after receipt of Grantee's request for additional space of the amount of space that is available in the next nine (9) month period and, if such space is available, Grantee shall pay for fifty percent (50%) of the cost of such space within thirty (30) days after receipt of an invoice from Grantor and the remaining fifty percent (50%) of the cost of such space upon completion of the build-out. Grantee shall pay Grantor the then current rate for additional space.

Grantee Power Requirements and Charges:

Grantee shall pay the following charges for the consumption of power needed to operate Grantee's electronic and optronic equipment: $15 per amp per month for DC power.

If Grantor incurs an increase in power charges for the consumption of power needed to operate Grantee's electronic and optronic equipment at Regeneration Facilities and Opamp Facilities along the Grantor System, Grantor may increase the power charges specified under this Exhibit, however, said increase shall occur not more than annually. Grantee shall notify Grantor in writing of its initial power requirements within sixty (60) days following execution of this Agreement and shall provide Grantor written updates for any increased power needs during the Term.

                                   Exhibit "D"
                  Long Haul Network Construction Specifications

1. The intent of this Exhibit is to delineate the general specifications and standards for construction of the Grantor System. In the event any federal, state, local or private agency having jurisdiction shall impose higher standards, Grantor will comply and conform with such higher standards. Grantor may deviate from the specifications and standards described below in those instances where either (i) strict compliance is impractical due to physical (including environmental) conditions, right-of-way issues or code restrictions, or (ii) Grantor has acquired a portion of the Grantor System from a third party.

2.       Material
         o        Steel casings shall be minimum 35,000 PSI.
         o Any exposed steel conduit, brackets or hardware (i.e., bridge attachments) shall be galvanized.
         o Hand holes shall have a minimum 20,000 pound loading rating with 6 to 12 inches of cover.
         o        Manholes shall have a minimum H-20 loading rating.
         o Fiber optic cable shall generally be single armored (except where Grantor determines otherwise, in its sole and absolute discretion).
         o HDPE SDR 11 conduits shall be used for plowing and HDPE SDR 9 conduits shall be installed in rock areas.

3.       Minimum Depths
         o Minimum cover required in the placement of conduit shall be 42 inches, except in the following instances:
         o The minimum cover in borrow ditches adjacent to roads, highways, railroads and interstates shall be 48 inches below the clean-out line or existing grade, whichever is greater.
         o The minimum cover across streams, river washes and other waterways shall be 48 inches below the clean-out line or existing grade, whichever is greater.
         o At locations where conduit crosses other subsurface utilities or other structures, the conduit shall be installed to provide a minimum of 12 inches of vertical clearance; otherwise the conduit
                  will  be  installed  under  the  existing   utility  or  other
                  structure.
         o In rock, the conduit shall be placed to provide a minimum of 8 inches below the surface of the solid rock with a steel or concrete cap, or 18 inches below the surface of the rock or provide a minimum of 42 inches of total cover, whichever requires the least rock excavation. HDPE conduit will be back-filled with 2 inches of select materials (bedding) and 4 inches of select cover in rock areas.
         o In the case of the use/conversion of existing steel pipelines or salvaged conduit systems, the existing depths shall be considered adequate.

4.       Buried Cable Warning Tape

         All conduit will be installed with buried cable warning tape except where existing steel pipelines or salvaged conduit systems are used. The warning tape shall generally be placed at a depth of 12 inches below grade and directly above the conduit.

5.       Conduit Construction
o Conduits may be placed by means of trenching, plowing, jack and bore, or directional bore. Conduit will generally be placed on a level grade parallel to the surface, with only gradual changes in grade elevation.
o        Steel conduit will be joined with threaded collars or welding.
o        Railroad crossings will be encased in steel conduit where required.
o All underground crossings of major streams, rivers, bays and navigable waterways will be placed in either HDPE or steel conduit at a minimum depth of 20 feet below the bottom of the waterway.
o All conduits placed on DOT bridges will be bullet-proof fiberglass where allowed by the authority and all other bridges galvanized steel conduit shall be installed.
o All conduits placed on bridges shall have expansion joints placed at each structural (bridge) expansion joint or at least every 100 feet, whichever is the shorter distance.

6.       Innerduct Installation

o        HDPE inner ducts, where utilized, shall be 1 = 1/4 inches.

o HDPE innerduct(s), where utilized, shall be encased by a HDPE or steel conduit.

o HDPE innerduct(s) shall extend beyond the end of all conduits a minimum of 18 inches.

7.       Cable Installation
         o The fiber optic cable shall be installed by using blowing equipment or a powered pulling winch and hydraulic powered assist pulling wheels. The maximum pulling force to be applied to the fiber optic cable shall be 600 pounds.
         o Bends of small radii (less then 20 times the outside diameter of the cable) and twists that may damage the cable shall be avoided during cable placement.
         o The cable shall be lubricated and placed in accordance with the cable manufacturer specifications.
         o A pulling swivel break-away rated at 600 pounds shall be used at all times.
         o        All splices will be contained in a hand hole or manhole.
         o A minimum of 13 feet of slack cable will be left in all intermediate hand holes or manholes.
         o A minimum of 50 feet of slack cable from each cable end will be left in all splice locations.
         o A minimum of 100 feet of slack cable will be left in all Regeneration Facilities and Opamp Facilities.

8.       Manholes and Hand holes
         o Hand holes and manholes placed in traveled surface streets shall be HS-20 loading rated and shall have locking lids.
         o Hand holes shall be placed in all other areas and be installed with a minimum of 6 inches of soil covering the lid.

9.       Cable Markers (Warning Signs)

         Cable markers (with the same information as buried cable warning tape) shall be installed at all changes in cable running line directions, waterways, subsurface utilities, hand holes and at both sides of street, highway, bridge or railroad crossings. At no time, shall any markers be spaced more than 1000 feet apart. Markers shall be positioned so that they can be seen from the location of the cable and generally set facing perpendicular to the cable running line.

10.      Compliance

         All work will be done in strict accordance with federal, state, local and applicable private rules and laws regarding safety and environmental issues, including those set forth by OSHA and the EPA. In addition, all work and the resulting fiber system will comply with the current requirements of all governing entities (FCC, NEC, DEC, and other national, state, and local codes).

11.      As-Built Drawings
         o        As-built drawings will contain a minimum of the following:
         o Informationshowing the location of running line, relative to permanent land marks, including but not limited to, railroad mileposts, boundary crossings and utility crossings.
         o        Manhole and hand hole locations.
         o        Conduit information (type, length, expansion joints, etc.).
         o        Notation of all deviations from specifications (depth, etc.).
         o ROW detail (type, centerline distances, boundaries, waterways, road crossings, known utilities and obstacles).
         o        Cable marker locations and stationing.
         o        Fiber  optic  cable  data  (type,   manufacturer,   reel  Ids,
                  sequentials, slack coils, splice points, etc.).
         o Regeneration Facility and Opamp Facility locations and floor plans.
         o Drawings will be updated with actual field data during and after construction.
         o        Metro area scale shall not exceed 1 inch = 200 feet.
         o        Rural area scale shall not exceed 1 inch = 500 feet.
         o As-built drawings will be provided within 90 days after the Acceptance Date, in both hard copy and electronic format. Updates to the as-built drawings will be provided within 60 days of completion of change.

                                   EXHIBIT "E"
               Long Haul Network Fiber and Conduit Specifications

The intent of this Exhibit is to delineate the specifications for the Grantee Fibers and the conduit housing the Cable. Deviations from these specifications may occur if Grantor acquires a portion of the Grantor System from a third party pursuant to the Agreement.

Fiber

Grantor is installing non-zero dispersion-shifted optical fiber in the long haul segments (i.e., Gateway Facility to Gateway Facility) of the Grantor System. In the metropolitan segments, single mode fiber will be used. In any case where the routes for Grantor's long-haul and metropolitan networks converge, Grantor shall have the right to elect to install either type of fiber. Grantor may substitute alternative fibers if and only if such alternative fibers have performance specifications which are at least equal to the specifications set forth below.

Non-Zero Dispersion -Shifted Optical Fiber
o        Attenuation at 1550 nm = 0.25 dB/km max
o        Attenuation at 1625 nm = 0.25 dB/km max
o Total Dispersion = 2.0 - 6.0 ps/nm-km for 1530 nm to 1565nm 4.5 - 11.2 ps/nm-km for 1565nm to 1625nm
o        Effective Area (Aeff) = 72 m(2), typical
o Polarization Mode Dispersion = 0.20 ps max per fiber, typical 0.08 ps link value
o        Mode Field Diameter = 9.20 to 10.00 im at 1550 nm
o        Cladding Diameter = 125.0 +- 1.0 im
o        Core/Clad Concentricity <= 0.5 im

Single Mode Fiber
o        Attenuation at 1310 nm = 0.40 dB/km max
o        Attenuation at 1550 nm = 0.30 dB/km max
o        Zero Dispersion wavelength = 1312nm typical
o        Wavelength cutoff<1260nm typical
o        Dispersion slope =<.0902ps typical

o Polarization Mode dispersion = 0.20 ps max per fiber, 0.10 ps link value
o        Mode Field Diameter = 9.2+- 0.4 im at 1310 nm & 10.4 +-0.8 at 1550 nm
o        Cladding Diameter = 125.0 +- 1.0 im
o        Core/Clad Concentricity <=0.5 im

Conduit
o        OSP Conduit SDR 11
o        1-1/4" (inside diameter)
o        High density polyethylene (HDPE) duct
o        Tensile yield 3200 psi o Flexural modulus 110,000 psi
o        Smoothwall inside & outer
o        Empty (no rope or tape)
o        Unlubricated

                                   Exhibit "F"
       Long Haul Network Fiber Acceptance Testing Procedures and Standards

All splices will be performed with an industry accepted fusion splicing machine. Grantor will perform two stages of testing during the construction of a new fiber cable route. Initially, Optical Time Domain Reflectometer ("OTDR") tests will be taken from one direction. As soon as fiber connectivity has been achieved to both Regeneration/Opamp Facilities, Grantor will verify and record the continuity of all fibers. Grantor will take and record power level readings on all fibers in both directions. Grantor will bi-directional OTDR test all fibers.

During the initial construction, it is only possible to measure the fiber from one direction. Because of this, splices will be qualified during initial construction with an OTDR from only one direction. The profile alignment system or light injection detection system on the fusion splicer may be used to qualify splices as long as a close correlation to OTDR data is established. The pigtails will also be qualified at this stage using an OTDR and a minimum 1 km launch reel. All measurements at this stage in construction will be taken at 1550 nm.

After Grantor has completed end-to-end connectivity on the fibers, bi-directional span testing will be done. These measurements must be made after the splice manhole or hand hole is closed in order to check for macro-bending problems. Continuity tests will be done to verify that no fibers have been "frogged" or crossed in any of the splice points. Once the pigtails have been spliced, loss measurements will be recorded using an industry-accepted laser source and a power meter. OTDR traces will be taken and splice loss measurements will be recorded. Grantor will store OTDR traces on diskette and on data sheets. Laser Precision format will be used on all traces. Copies of all data sheets and tables, and one set of diskettes with all traces will be available to Grantee.

The  power  loss   measurements   shall  be  made  at  1550  nm,  and  performed
bi-directionally.

OTDR traces shall be taken in both directions at 1550 nm.

The splicing standards are as follows:

o The loss value of the pigtail connector and its associated splice will not exceed 0.50 dB. This value does not include the insertion loss from its connection to the OSX (read comments below). For values greater than this, the splice will be broken and respliced until an acceptable loss value is achieved. If, after three attempts, Grantor is not able to produce a loss value less than 0.50 dB, the splice will be marked as Out-of-Spec ("OOS") on the data sheet. Each splicing attempt shall be documented on the data sheet. (Grantor's splicing specifications include a target for a single mode fiber to a non-zero disperision-shifted optical fiber splice of 0.15dB and the target loss from the fiber into a connector through the OSX and into the next fiber is 0.3dB. Thus, a Grantee connecting into Grantor's OSX would see a loss of approximately 0.5 dB from the backbone fiber into its jumper.)
o During installation, and during any restoration activity caused by fiber cuts or other events, the objective for each splice is a loss of
         0.15 dB or less. If, after three attempts, Grantor is not able to produce a loss value of less than 0.15 dB, then 0.25 dB will be acceptable. If, after two additional attempts, a value of less than
         0.25 dB is not achievable, then the splice will be marked as OOS on the data sheet. Each splicing attempt shall be documented on the data sheet. (Grantor's target splice loss is .08.)
o During end-to-end testing of a span (a span shall be OSX to OSX), the objective for each splice is a bi-directional average loss of 0.15 dB or less.
o        The maximum bi-directional loss for each splice shall be 0.25 dB.
o The entire fiber optic cable system shall be properly protected from foreign voltage and grounded with an industry-accepted system.

The fibers shall be terminated to the OSX with SC-PC connectors (max return loss of 0.50dB and a typical of 0.57dB), unless another type of connector is specified. Pigtails and jumpers shall be manufactured with standard single mode fiber or equivalent.

Testing for Segments for which the Segment End Point is other than a Grantor point of presence shall be performed in a coordinated fashion, so that Grantee shall connect and test the fiber owned by it in conjunction with Grantor's testing of the Grantee Fibers. In the event that the entire tested portion does not satisfy the testing criteria set forth herein, Grantee and Grantor shall work together in good faith to pinpoint the cause of the problem and each party shall be responsible for the timely performance of such repairs on the fibers owned by it (so that Grantor shall only be responsible for repairs needed to bring the Grantee Fibers into compliance with this Exhibit). Grantor may (in the event of a dispute respecting testing and acceptance of the Grantee Fibers within any such Segment) arrange to have the Grantee Fibers tested only to the Segment End Point and, if such Grantee Fibers meet the testing criteria set forth herein, Grantee shall be obligated to accept and pay for such Grantee Fibers (notwithstanding the fact that the fibers connected to Grantor's point of presence may not be functioning properly).

                                   Exhibit "G"
                     Maintenance Requirements and Procedures

Maintenance

Scheduled Maintenance. Routine maintenance and repair of the Grantee Fibers described in this section ("Scheduled Maintenance") shall be performed by or under the direction of Grantor, at Grantor's reasonable discretion. Scheduled Maintenance shall commence with respect to each Segment upon the Effective Date. Scheduled Maintenance shall only include the following activities:

o patrol of Grantor System route on a regularly scheduled basis, which will not be less than monthly, unless hi-rail access is necessary, in which case, it will be quarterly;

o maintenance of a "Call-Before-You-Dig" program and all required and related cable locates;

o maintenance of sign posts along the Grantor System right-of-way with the number of the local "Call-Before-You-Dig" organization and the "800" number for Grantor's "Call-Before-You-Dig" program; and

o assignment of fiber maintenance technicians to locations along the route of the Grantor System initially at approximately 110 mile intervals dependent upon terrain and accessibility, and subject to subsequent modification in Grantor's reasonable discretion.

Unscheduled Maintenance. Non-routine maintenance and repair of the Grantee Fibers which is not included as Scheduled Maintenance ("Unscheduled
Maintenance") shall be performed by or under the direction of Grantor. Unscheduled Maintenance shall commence with respect to each Segment upon the Effective Date. Unscheduled Maintenance shall consist of:

o "Emergency Unscheduled Maintenance" in response to an alarm identification by Grantor's Operations Center, notification by Grantee or notification by any third party of any failure, interruption or impairment in the operation of fibers within the Grantor System, or any event imminently likely to cause the failure, interruption or impairment in the operation of fibers within the Grantor System.

o "Non-Emergency Unscheduled Maintenance" in response to any potential service-affecting situation to prevent any failure, interruption or impairment in the operation of fibers within the Grantor System not covered by Scheduled Maintenance. Grantee shall immediately report the need for Unscheduled Maintenance to Grantor in accordance with reasonable procedures promulgated by Grantor from time to time. Grantor will log the time of Grantee's report, verify the problem and dispatch personnel immediately to take corrective action.

Operations Center

Grantor shall operate and maintain an Operations Center ("OC") staffed twenty-four (24) hours a day, seven (7) days a week by trained and qualified personnel. Grantor's maintenance personnel shall be available for dispatch twenty-four (24) hours a day, seven (7) days a week. Grantor shall have its first maintenance personnel at the site requiring Emergency Unscheduled Maintenance activity within four (4) hours after the time Grantor becomes aware of an event requiring Emergency Unscheduled Maintenance, unless delayed by Force Majeure Events. Grantor shall maintain a toll-free telephone number to contact personnel at the OC. Grantor's OC personnel shall dispatch maintenance and repair personnel along the system to handle and repair problems detected in the Grantor System: (i) through the Grantee's remote surveillance equipment and/or upon notification by Grantee to Grantor, or (ii) upon notification by a third party.

Grantor will not be responsible for monitoring the performance or operation of the Grantee Fibers; in the event that Grantee detects a failure in the operation of the Grantee Fibers which may indicate the need for Unscheduled Maintenance, Grantee shall report same to Grantor's OC.

Cooperation and Coordination

o In performing its services hereunder, Grantor shall take workmanlike care to prevent impairment to the signal continuity and performance of the Grantee Fibers. The precautions to be taken by Grantor shall include notifications to Grantee. In addition, Grantor shall reasonably cooperate with Grantee in sharing information and analyzing the disturbances regarding the cable and/or fibers. In the event that any Scheduled or

         Unscheduled Maintenance hereunder requires a traffic roll or reconfiguration involving cable, fiber, electronic equipment, or regeneration or other facilities of the Grantee, then Grantee shall, at Grantor's reasonable request, make such personnel of Grantee available as may be necessary in order to accomplish such maintenance, which personnel shall coordinate and cooperate with Grantor in performing such maintenance as required of Grantor hereunder.

o Grantor shall notify Grantee at least five (5) business days prior to the date in connection with any Planned Service Work Period ("PSWP") of any Scheduled Maintenance and as soon as possible after becoming aware of the need for Unscheduled Maintenance. Grantee shall have the right to be present during the performance of any Scheduled Maintenance or Unscheduled Maintenance so long as this requirement does not interfere with Grantor's ability to perform its obligations under the Agreement. In the event that Scheduled Maintenance is canceled or delayed for whatever reason as previously notified, Grantor shall notify Grantee at Grantor's earliest opportunity, and will comply with the provisions of the previous sentence to reschedule any delayed activity.

Facilities

o Grantor shall maintain the Grantor System in a manner which will permit Grantee's use, in accordance with the terms and conditions of the Agreement.

o Grantee will be solely responsible for providing and paying for any and all maintenance of all electronic, optronic and other equipment, materials and facilities used by Grantee in connection with the operation of the Grantee Fibers, none of which is included in the maintenance services to be provided hereunder.

Cable/Fibers

o Grantor shall perform appropriate Scheduled Maintenance on the cables contained in the Grantor System in accordance with Grantor's then current preventive maintenance procedures which shall not substantially deviate from standard industry practice.

o Grantor shall have qualified representatives on site any time Grantor has reasonable advance knowledge that another person or entity is engaging in
         construction activities or otherwise digging within five (5) feet of any cable.

o Grantor shall maintain sufficient capability to teleconference with Grantee during an Emergency Unscheduled Maintenance in order to provide regular communications during the repair process. When correcting or repairing cable discontinuity or damage, including but not limited to in the event of Emergency Unscheduled Maintenance, Grantor shall use reasonable efforts to repair traffic-affecting discontinuity within four (4) hours after Grantor's representatives arrival at the problem site. In order to accomplish such objective, it is acknowledged that the repairs so effected may be temporary in nature. In such event, within twenty-four (24) hours after completion of any such Emergency Unscheduled Maintenance, Grantor shall commence its planning for permanent repair, and thereafter promptly shall notify Grantee of such plans, and shall implement such permanent repair within an appropriate time thereafter. Restoration of open fibers on fiber strands not immediately required for service shall be completed on a mutually agreed-upon schedule. If the fiber is required for immediate service, the repair shall be scheduled for the next available PSWP.

o In performing repairs, Grantor shall comply with the splicing specifications as set forth in Exhibit "F". Grantor shall provide to Grantee any modifications to these specifications as may be necessary or appropriate in any particular instance.

o Grantor's representatives that are responsible for initial restoration of a cut cable shall carry on their vehicles the typically appropriate equipment that would enable a temporary splice, with the objective of restoring operating capability in as little time as possible. Grantor shall maintain and supply an inventory of spare cable in storage facilities supplied and maintained by Grantor at strategic locations to facilitate timely restoration.

Planned Service Work Period

Scheduled Maintenance which is reasonably expected to produce any signal discontinuity must be coordinated between the parties. Generally, this work should be scheduled after midnight and before 6:00 a.m. local time. Major system work, such as fiber rolls and hot cuts, will be scheduled for PSWP weekends. A calendar showing approved PSWP will be agreed upon in the last quarter of every year for the year to come. The intent is to avoid jeopardy work on the first and last weekends of the month and high-traffic holidays.

Restoration

o Grantor shall respond to any event giving rise to the need for Unscheduled Maintenance (in any event, an "Outage") as quickly as possible (allowing for delays caused by Force Majeure Events) in accordance with the procedures set forth herein.

o When restoring a cut cable in the Grantor System, the parties agree to work together to restore all traffic as quickly as possible. Grantor, promptly upon arriving on the site of the cut, shall determine the course of action to be taken to restore the cable and shall begin restoration efforts. Grantor shall splice fibers tube by tube or ribbon by ribbon or fiber bundle by fiber bundle, rotating between tubes or ribbons operated by the parties having an interest in the cable, including Grantee, Grantor and all future fiber users of the system (collectively, the "Interest Holders"), in accordance with the following described priority and rotation mechanics; provided that, operating fibers (i.e., fibers which have been jumpered to Grantee's, Grantor's or another party's space or equipment) in all buffer tubes or ribbons or fiber bundles shall have priority over any non-operating fibers in order to allow transmission systems to come back on line; and provided further that, Grantor will continue such restoration efforts until all lit fibers in all buffer tubes or ribbons are spliced and all traffic restored. In general, and except to the extent prohibited by applicable laws, priority among Interest Holders affected by a cut shall be determined on a rotating restoration-by-restoration and Segment-by-Segment basis, to provide fair and equitable restoration priority to all Interest Holders. Grantor will provide upon Segment completion a  System-wide  rotation  mechanism on a  Segment-by-Segment basis so that the initial rotation order of the Interest Holders in each Segment is varied (from earlier to later in the order), such that as restorations occur, each Interest Holder has approximately equivalent rotation order positions across the Grantor System.
         Additional participants in the Grantor System that become Interest Holders after the date hereof shall be added to the restoration rotation mechanism.

o The goal of emergency restoration splicing shall be to restore service as quickly as possible. This may require the use of some type of mechanical splice, such as the "3M FiberLock", to complete the temporary restoration. Permanent restorations will take place as soon as possible after the temporary splice is complete.

Subcontracting

Grantor may subcontract any of the maintenance services hereunder; provided that Grantor shall require the subcontractor(s) to perform in accordance with the requirements and procedures set forth herein. The use of any such subcontractor shall not relieve Grantor of any of its obligations hereunder.

                   ASSIGNMENT AND ASSUMPTION OF IRU AGREEMENTS

                  THIS ASSIGNMENT AND ASSUMPTION OF IRU AGREEMENTS (this "Assignment"), dated as of August 31, 2000, is between SAVVIS Communications Corporation, a Delaware corporation ("ASSIGNOR"), and SAVVIS Communications Corporation, a Missouri corporation ("ASSIGNEE").

                  WHEREAS, Assignor desires to assign to Assignee all of Assignor's right, title and interest in that certain Metro IRU Agreement dated as of August 2, 2000 between Assignor and Level 3 Communications, LLC and that certain Long Haul IRU Agreement dated as of August 2, 2000 between Assignor and Level 3 Communications, LLC (together, the "IRU Agreements"), and Assignee desires to assume all of Assignor's right, title and interest in the IRU Agreements.

                  NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, Assignor does hereby bargain, sell, assign, transfer, convey and deliver to Assignee and its successors and assigns the IRU Agreements and all of Assignor's right, title and interest in and to the IRU Agreements.

                  TO HAVE AND TO HOLD the same unto the Assignee, its successors and assigns, for their exclusive use and benefit forever.

                  Assignor fully and generally warrants to Assignee the right and title to the IRU Agreements unto Assignee, its successors and assigns, for their exclusive use and benefit forever.

                  Assignee hereby accepts the transfer of the IRU Agreements and specifically assumes, covenants and agrees to perform and be bound by all of Assignor's obligations and liabilities under, and all of the terms and conditions set forth in, the IRU Agreements that constitute contractual obligations of Assignor.

                  Each of the parties hereto hereby agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such other documents, and to obtain such consents as may be necessary or as may be reasonably requested in order to fully effectuate the purposes of this Assignment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed as of the day and year first above written.

                                          SAVVIS COMMUNICATIONS
                                          CORPORATION, a Delaware corporation


                                          By:  /s/ Steven M. Gallant
                                               ---------------------------------
                                               Name: Steven M. Gallant
                                               Title: Vice President

                                          SAVVIS COMMUNICATIONS
                                          CORPORATION, a Missouri corporation


                                          By:  /s/ Steven M. Gallant
                                               ---------------------------------
                                               Name: Steven M. Gallant
                                               Title: Vice President